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                                                                  Exhibit 10.9.2

                                     WARRANT

        THE SECURITIES REPRESENTED BY THIS INSTRUMENT AND THE ORDINARY SHARES OF COMMTOUCH SOFTWARE, LTD. ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.



                                     WARRANT
                         To Purchase Ordinary Shares of
                            COMMTOUCH SOFTWARE, LTD.



This Warrant (the "WARRANT") certifies that, for value received, Microsoft Corporation (the "HOLDER"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after October 26, 1999 (the "ISSUANCE DATE") and on or prior to December 29, 1999. but not thereafter, to subscribe for and purchase from Commtouch Software, Ltd., an Israeli corporation (the "COMPANY"), up to $20,000,000 worth of the Company's duly authorized, validly issued, fully paid and non-assessable Ordinary Shares (the "WARRANT SHARES") at an exercise price (the "EXERCISE PRICE") of $28.25 per share (CLOSING PRICE ON OCTOBER 26, 1999).

THE TERMS, CONDITIONS AND INSTRUCTIONS TO THIS WARRANT ARE AS FOLLOWS:

1.      EXERCISE OF WARRANT

        1.1 GENERAL. The purchase rights represented by this Warrant are exercisable by the Holder, in whole only, at any time and from time to time prior to 5:00 p.m. December 29, 1999 (the "EXPIRATION DATE").

        1.2 METHOD OF EXERCISE. Subject to Section 10.8 and compliance with all applicable federal and state securities laws, the purchase right represented by this Warrant may be exercised, in whole only and from time to time, by the Holder by: (i) surrender of this Warrant and delivery of the Notice of Exercise (the form of which is attached hereto), duly executed, at the principal office of the Company; and (ii) payment to the Company of an amount equal to the aggregate Exercise Price pursuant to one of the payment methods permitted under
Section 2.3. Upon receipt by the Company of the foregoing items, the Company shall promptly issue and deliver to the Holder a certificate for the Warrant Shares so purchased. The Warrant Shares so purchased shall be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid. Certificates



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for the Warrant Shares purchased hereunder shall be delivered to the Holder within a reasonable time, but not later than 10 days after the date on which this Warrant shall have been exercised as aforesaid.

        1.3 PAYMENT. Payment shall be made either: (a) by check drawn on a United States bank and for United States funds made payable to the Company; or
(b) by wire transfer of United States funds for the account of the Company.

        1.4 NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

        1.5 CHARGES, TAXES AND EXPENSES. Issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder.

        1.6 TRANSFER RESTRICTION LEGEND. This Warrant and each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act of 1933, as amended, (the "SECURITIES ACT"), shall bear the legend set forth on the first page of this Warrant.

        1.7 CHARACTER OF WARRANT SHARES. All Warrant Shares issuable upon the exercise of the Warrants, when issued, shall be duly authorized, validly issued, fully paid and nonassessable.

2.      NO RIGHTS AS A SHAREHOLDER

        This Warrant by itself does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

3.      ADJUSTMENT OF WARRANT PRICE AND NUMBER OF WARRANT SHARES PURCHASABLE

        If the Company at any time, by subdivision, combination or reclassification of securities or otherwise, changes any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If Ordinary Shares of the Company are subdivided or combined into a greater or smaller number of Ordinary Shares, the Exercise Price shall be proportionately reduced in the case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of Ordinary Shares to be outstanding immediately after such event bears to the total number of Ordinary Shares outstanding immediately prior to such event.

4.      EXCHANGE AND REGISTRY OF WARRANT

        The Company shall maintain at its principal office a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at such office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.



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5.      LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor dated as of such cancellation, in lieu of this Warrant.

6.      SATURDAYS, SUNDAYS, HOLIDAYS, ETC.

        If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

7.      RESTRICTION ON TRANSFER

        This Warrant is not transferable. The Holder of this Warrant, by acceptance hereof, agrees that, absent an effective registration statement under the Securities Act covering the disposition of the Warrant Shares issued or issuable upon exercise hereof such Holder will not sell or transfer any or all of the Warrant Shares issuable upon exercise hereof without first: (a) providing the Company, upon request, with an opinion of counsel (which may be counsel for the Company) to the effect that such sale or transfer will be exempt from, or complies with, the registration and prospectus delivery requirements of the Securities Act and (b) consenting to the Company making a notation on its records giving instructions to any transfer agent of the Warrant Shares in order to implement such restriction on transferability.

8.      INVESTMENT REPRESENTATIONS

        This Warrant is being issued to the Holder in reliance upon the representations and warranties that the Holder is purchasing this Warrant and the Warrant Shares for its own account, for investment and with no present intention of distributing or reselling any portion of this Warrant or the Warrant Shares, but without prejudice to its right at all times to sell or otherwise dispose of all or part of the Warrant Shares under an effective registration exemption available under the Securities Act and either in compliance with the registration or qualification requirements of any applicable state securities law or under an exemption thereto.

9.      NOTICE OF ACTIONS

        In case at any time: (a) the Company shall declare or pay any dividend, payable in stock or otherwise, upon any class of capital stock or declare or make any other distribution to the holders of its capital stock; (b) the Company shall propose to offer for subscription pro rata or otherwise to the holders of any class of capital stock any additional shares of stock of any class or any other rights; (c) there is any reorganization or merger of the Company with, or transfer of all or substantially all of its assets to, another corporation; or
(d) there is a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of said cases, the Company shall give written notice to the Holder of the date: (A) on which the books of Company shall close, or of the record date fixed, for determining the shareholders entitled to such dividend, distribution or subscription rights or (B) on which such reorganization,



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reclassification, consolidation, merger, transfer, dissolution, liquidation or winding up shall take place. Such notice shall also specify the date as of which the holders of record of capital stock shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their capital stock for securities or other property deliverable upon such reorganization, reclassification, merger, transfer, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 10 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto and the date fixed for determining the shareholders entitled to such dividend, distribution, subscription right or foreboding on such matter. If the Holder determines not to exercise prior to an event described in this Section 9, an equitable adjustment shall be made to the composition of this Warrant by reason of the proposed issuance, distribution or other event, whether or not notice thereof has been given the Holder pursuant to the provisions of this Section 9.

10.     MISCELLANEOUS

        10.1 ISSUE DATE. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the Issuance Date hereof. This Warrant shall be binding upon any successors or assigns of the Company.

        10.2 RESTRICTIONS. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant shall have restrictions on their resale imposed by state and federal securities laws.

        10.3 AUTHORIZED SHARES. The Company covenants that during the period this Warrant is outstanding, it will reserve from its authorized and unissued Ordinary Shares a sufficient number of shares to provide for the issuance of the Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Ordinary Shares upon the exercise of the purchase rights under this Warrant. The Company covenants that all Ordinary Shares which may be issued upon the exercise of rights represented by this Warrant, upon exercise of the rights represented by this Warrant, shall be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens, and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

        10.4 NO IMPAIRMENT. The Company will not, by amendment of its Memorandum of Association or a ny other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment.

        10.5 OWNERSHIP OF WARRANT. The Company may deem and treat the registered Holder as the true, lawful and absolute owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

        10.6 NOTICES. Any written notice required by the provisions of this Warrant to be given by the Company to the Holder shall be validly given if given personally or by mail or other means of written communication to the Holder in a manner which would be sufficient to constitute the giving of valid notice of a shareholders meeting were the Holder a shareholder of the Company. Any written notice required by the provisions of this Warrant to be given by the



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Holder to the Company shall be in writing and shall be deemed to have been duly given if personally delivered or if mailed by postage prepaid to the address of the Company as provided herein or, if by fax, upon confirmation of transmission, or, if sent by overnight courier service, on the following business day. The addresses to which notice is to be given hereunder may be changed from time to time by the parties entitled to notice by notice given as provided herein.

        10.7 GOVERNING LAW; CONSTRUCTION. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state, without regard to any principles of choice of law or conflicts of law. The descriptive headings of the several sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

        10.8 EXPIRATION. This Warrant shall be void and all rights represented thereby shall cease unless exercised on or before 5:00 p.m., Pacific Standard Time, on the Expiration Date. All restrictions set forth herein on the shares of capital stock issued upon exercise of any rights hereunder shall survive such exercise and expiration of the rights granted hereunder.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  October 26, 1999

COMPANY:                                    COMMTOUCH SOFTWARE, LTD.


                                            /s/ GIDEON MANTEL
                                            ------------------------------------
                                            Gideon Mantel
                                            Chief Executive Officer



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                               NOTICE OF EXERCISE

To:     COMMTOUCH SOFTWARE, LTD.

        (1) The undersigned hereby elects to purchase 707,965 Ordinary Shares of Commtouch Software, Ltd. (the "COMPANY") pursuant to the terms of the attached warrant (the "Warrant"), and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

        (2) The undersigned elects to pay for the purchase price as follows:

               By cash, check or wire transfer   $20,000,000.00

        (3) Please issue a certificate or certificates representing said Ordinary Shares in the name of the undersigned.


        (4) The undersigned represents that the aforesaid Ordinary Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


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        (Date)                                           (Signature)



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